UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Small Cap Growth Fund for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors with certain exceptions. For more information, please see the prospectus supplement dated August 22, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and deceleration in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program.…” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Small Cap Growth Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. We use a growth-oriented investment style that emphasizes small U.S. companies. Some of the sought characteristics for individual security selection include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Good growth prospects driven by product or service innovation

•	Dominant position in a niche market or customers that are very large companies

•	Earnings and revenue recovery potential due to exposure to economical cyclical end markets

•	Strong or improving financial conditions

In addition, the Fund may invest in companies that we believe to be emerging companies relative to potential markets.

We generally use a “bottom-up” approach when selecting securities for the Fund. We focus on individual security selection rather than allow macro-economic considerations to strongly influence sector weights or individual security selection.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Fund expects that, under normal market conditions, the equity securities in which it invests will typically be common stocks. The Fund may invest up to 20% of its net assets in equity securities of companies that are not considered to be small capitalization companies. The Fund may also invest up to 20% of its assets in non-convertible bonds, notes and debt.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. equity indices produced positive results through an increasingly volatile twelve-month reporting period ended October 31, 2018. Small-cap stocks underperformed large-cap stocks, as the small-cap Russell 2000 Indexi gained 1.85%, while the large-cap S&P 500 Indexii added 7.35% and the Russell Midcap Indexiii advanced 2.79% over the reporting period. In addition, growth stocks outperformed value stocks, with the Fund’s benchmark, the Russell 2000 Growth Indexiv, finishing up 4.13% and the Russell 2000 Value Indexv returning -0.59%.

Consumer Staples (+20.01%), which comprises a minimal weighting in the Russell 2000 Growth Index, was the best performing sector for the reporting period, while the Health Care (+12.08%), Consumer Discretionary (+10.88%), Communication Services1 (9.08%) and Information Technology (“IT”) (6.13%) sectors also outperformed. Laggards for the reporting period included the Energy (-16.84%), Materials (-15.12%), Industrials (-4.86%) and Financials (-0.03%) sectors.

Small-cap and growth stocks benefited from a variety of catalysts. Chief among them have been the rising dollar compromising multinational earnings prospects, the implication of uncertain trade negotiations and tariffs and worries over cyclical fundamentals. Companies with secular growth

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge Small Cap Growth Fund 2018 Annual Report	1

Fund overview (cont’d)

tailwinds and disruptive business models have had a fertile environment in which to invest behind their opportunities — a growing economy and abundantly accommodative capital availability — leading to outsized growth metrics and concomitant stock market outperformance.

Earnings have also been a significant driver of results. Earnings and cash flow of the small-cap growth universe have continued to follow a path that has seen them roughly double over the last decade. In addition, innovation-starved large-cap companies have snapped up smaller growth companies, especially in the IT and Health Care sectors, both of which are big components of the Russell 2000 Growth Index. Outperformance has begat outperformance with price momentum and upward earnings revisions strongest among smaller growth companies.

Small-cap companies delivered front-end loaded performance during the reporting period. The fiscal stimulus of the corporate and individual tax cuts led to robust economic growth, with U.S. gross domestic product (“GDP”)vi growth, as measured by the U.S. Department of Commerce of 4.2% in the second quarter of 2018 and 3.5% in the third quarter of 2018, and high levels of consumer confidence in the first half of calendar 2018 and multi-decade low unemployment levels. A series of short-term interest rate increases by the U.S. Federal Reserve Board (the “Fed”)vii caused an increase in longer dated bond yields which, interwoven with a variety of international trade and political factors, set in motion a corrective phase in stocks in the last few months of the year.

Q. How did we respond to these changing market conditions?

A. We maintained confidence in the companies that we owned and remained vigilant in sourcing new opportunities that fit our profile of resilient businesses with the potential for above-average long-term growth. Increasing periods of volatility created more entry points into names we have been following.

Companies with disruptive business models and secular growth tailwinds have thrived over the past year. The IT sector is home to many of these innovative companies we favor and continued to be a leading driver of results. The long-term compounding of returns by some of the Fund’s largest technology names, however, caused our IT overweight to push the upper bounds of our internal risk guidelines. The June 2018 reconstitution of the Russell 2000 Growth Index provided motivation for us to significantly reposition and reduce the Fund’s IT exposure and lower the portfolio’s average market capitalization to be more in line with the Russell 2000 Growth Index.

Over 20 new investments have entered the portfolio as we pared back holdings in IT as well as other holdings that have outgrown small-cap status. Our fundamental research work, both in the public and private markets, enabled us to direct proceeds from this repositioning into a number of new ideas. The initial public offering market provided a fresh source of emerging growth opportunities and we took advantage by participating in seven IPOs as well as by purchasing shares in several companies following their IPOs. The portfolio also benefited from merger and acquisition activity. During the year, we sold the Fund’s positions in six companies following acquisition announcements.

2	ClearBridge Small Cap Growth Fund 2018 Annual Report

While valuations are not exalted for small-cap growth compared to small-cap value companies, we are mindful of the recent outperformance of select small-cap growth stocks. We have kept an eye on the risk profile of the portfolio through individual stock selection and position size management and have made many changes in the Fund’s holdings to constantly recalibrate the portfolio’s potential risk/reward.

The past year has also been a fertile time to seed new investments guided by management teams facing large opportunities. This is a continual process and one that we exercise with care to ensure we own companies with the resilience to perform regardless of the direction of market momentum. Looking ahead, we maintain confidence in the ability of our managements to navigate what may be, in some cases, rapidly changing industry environments in areas like retail and in other instances, huge opportunities for growth.

Performance review

For the twelve months ended October 31, 2018, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned 18.23%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Index, returned 4.13% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 10.11% over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	6.79%	18.52%
Class A	6.64%	18.23%
Class C	6.25%	17.40%
Class FI	6.66%	18.24%
Class R	6.49%	17.88%
Class I	6.79%	18.58%
Class IS	6.86%	18.70%
Russell 2000 Growth Index	-1.26%	4.13%
Lipper Small-Cap Growth Funds Category Average[1]	2.80%	10.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 574 funds for the six-month period and among the 551 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions excluding through dividend reinvestment.

ClearBridge Small Cap Growth Fund 2018 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.02%, 1.23%, 1.94%, 1.19%, 1.49%, 0.91% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund produced positive returns in seven of the ten sectors in which it was invested (out of eleven sectors in total) over the reporting period, with the greatest contributions to returns coming from the IT and Industrials sectors. Relative to the benchmark, overall stock selection and sector allocation contributed to performance for the period. In particular, stock selection in the IT, Consumer Discretionary and Industrials sectors as well as an overweight allocation to the IT sector and an underweight allocation to the Materials sector drove relative performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Health Care, Communication Services and Financials sectors and an overweight allocation to the Communication Services sector detracted the most from performance for the year.

The leading detractors from performance for the period included MiMedx Group Inc. and Syneos Health in the Health Care sector, comScore, Inc. and Lions Gate Entertainment Corp. in the Communication Services sector and Inphi Corp. in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The largest additions to the Fund’s portfolio were Hudson Ltd. in the Consumer Discretionary sector, BJ’s Wholesale Club Holdings in the Consumer Staples sector, DocuSign, Inc. in the IT sector as well as Forward Air Corp. and Bloom Energy Corp. in the Industrials sector. The largest positions closed during the period were Orbital ATK, Inc. in the Industrials sector, Maximus, Inc., BroadSoft, Inc. and Barracuda Networks, Inc. in the IT sector and Zillow Group, Inc. in the Communication Services sector.

Thank you for your investment in ClearBridge Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2018

4	ClearBridge Small Cap Growth Fund 2018 Annual Report

RISKS: Equity securities are subject to price and market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2018 were: ICON PLC (3.1%), Trex Co. Inc. (3.0%), Copart Inc. (2.9%), Medidata Solutions Inc. (2.7%), Insulet Corp. (2.7%), Fortinet Inc. (2.6%), Fox Factory Holding Corp. (2.3%), Monro Inc. (2.2%), IDEX Corp. (2.2%) and Syneos Health Inc. (2.7%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Information Technology (27.7%), Health Care (22.3%), Industrials (17.8%), Consumer Discretionary (13.2%) and Financials (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Small Cap Growth Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

iv

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Small Cap Growth Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

ClearBridge Small Cap Growth Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	6.79%	$1,000.00	$1,067.90	0.91%	$4.74	Class 1	5.00%	$1,000.00	$1,020.62	0.91%	$4.63
Class A	6.64	1,000.00	1,066.40	1.17	6.09	Class A	5.00	1,000.00	1,019.31	1.17	5.96
Class C	6.25	1,000.00	1,062.50	1.89	9.83	Class C	5.00	1,000.00	1,015.68	1.89	9.60
Class FI	6.66	1,000.00	1,066.60	1.17	6.09	Class FI	5.00	1,000.00	1,019.31	1.17	5.96
Class R	6.49	1,000.00	1,064.90	1.47	7.65	Class R	5.00	1,000.00	1,017.80	1.47	7.48
Class I	6.79	1,000.00	1,067.90	0.90	4.69	Class I	5.00	1,000.00	1,020.67	0.90	4.58
Class IS	6.86	1,000.00	1,068.60	0.78	4.07	Class IS	5.00	1,000.00	1,021.27	0.78	3.97

8	ClearBridge Small Cap Growth Fund 2018 Annual Report

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Small Cap Growth Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/18	18.52%	18.23%	17.40%	18.24%	17.88%	18.58%	18.70%
Five Years Ended 10/31/18	9.66	9.45	8.67	9.48	9.18	9.80	9.94
Ten Years Ended 10/31/18	15.49	15.25	14.34	15.29	15.01	15.72	15.83

With sales charges[2]	Class 1	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/18	18.52%	11.42%	16.40%	18.24%	17.88%	18.58%	18.70%
Five Years Ended 10/31/18	9.66	8.16	8.67	9.48	9.18	9.80	9.94
Ten Years Ended 10/31/18	15.49	14.57	14.34	15.29	15.01	15.72	15.83

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/08 through 10/31/18)	322.08%
Class A (10/31/08 through 10/31/18)	313.38
Class C (10/31/08 through 10/31/18)	282.02
Class FI (10/31/08 through 10/31/18)	314.81
Class R (10/31/08 through 10/31/18)	305.02
Class I (10/31/08 through 10/31/18)	330.43
Class IS (10/31/08 through 10/31/18)	334.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	ClearBridge Small Cap Growth Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Small Cap Growth Fund vs. Russell 2000 Growth Index† — October 2008 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A and C shares on October 31, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to value ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Small Cap Growth Fund 2018 Annual Report	11

Schedule of investments

October 31, 2018

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 95.7%
Communication Services — 3.0%
Entertainment — 1.4%
Lions Gate Entertainment Corp., Class A Shares	1,016,966	$19,485,068
Lions Gate Entertainment Corp., Class B Shares	1,431,406	25,464,713
Total Entertainment		44,949,781
Interactive Media & Services — 1.1%
Cargurus Inc.	200,850	8,921,757	*
XO Group Inc.	763,592	26,427,919	*
Total Interactive Media & Services		35,349,676
Media — 0.5%
comScore Inc.	1,037,520	16,548,444	*
Turn Inc. (Escrow)	878,957	305,468	*(a)(b)(c)
Total Media		16,853,912
Total Communication Services		97,153,369
Consumer Discretionary — 13.2%
Auto Components — 2.2%
Fox Factory Holding Corp.	1,392,648	74,826,977	*
Distributors — 1.8%
Core-Mark Holding Co. Inc.	1,524,028	58,537,916
Diversified Consumer Services — 1.8%
Chegg Inc.	2,185,050	59,608,164	*
Internet & Direct Marketing Retail — 2.9%
GrubHub Inc.	613,375	56,884,397	*
Shutterstock Inc.	934,928	38,219,857
Total Internet & Direct Marketing Retail		95,104,254
Specialty Retail — 4.5%
Hudson Ltd., Class A Shares	2,104,330	44,485,536	*
Monro Inc.	984,345	73,235,268
National Vision Holdings Inc.	741,470	30,719,102	*
Total Specialty Retail		148,439,906
Total Consumer Discretionary		436,517,217
Consumer Staples — 3.5%
Food & Staples Retailing — 2.9%
BJ’s Wholesale Club Holdings Inc.	1,509,310	33,431,216	*
Casey’s General Stores Inc.	495,841	62,530,509
Total Food & Staples Retailing		95,961,725
Food Products — 0.6%
Calavo Growers Inc.	107,852	10,461,644

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2018 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Food Products — continued
SunOpta Inc.	1,142,415	$8,476,719	*
Total Food Products		18,938,363
Total Consumer Staples		114,900,088
Energy — 1.1%
Energy Equipment & Services — 1.1%
Cactus Inc., Class A Shares	279,460	9,350,732	*
Newpark Resources Inc.	3,440,116	28,243,352	*
Total Energy		37,594,084
Financials — 5.5%
Banks — 2.8%
SVB Financial Group	126,431	29,993,227	*
Western Alliance Bancorp	1,277,192	61,611,742	*
Total Banks		91,604,969
Capital Markets — 0.9%
WisdomTree Investments Inc.	3,677,573	28,574,742
Insurance — 1.8%
American Equity Investment Life Holding Co.	1,335,498	41,694,247
Trupanion Inc.	763,260	19,279,948	*
Total Insurance		60,974,195
Total Financials		181,153,906
Health Care — 22.3%
Biotechnology — 1.1%
Acorda Therapeutics Inc.	692,423	13,232,204	*
Genomic Health Inc.	221,330	15,871,574	*
Heron Therapeutics, Inc.	306,630	8,512,049	*
Total Biotechnology		37,615,827
Health Care Equipment & Supplies — 6.3%
Insulet Corp.	1,018,913	89,878,316	*
Integra LifeSciences Holdings Corp.	1,172,338	62,802,146	*
Penumbra Inc.	407,609	55,434,824	*
Total Health Care Equipment & Supplies		208,115,286
Health Care Providers & Services — 0.9%
Surgery Partners Inc.	2,264,182	30,770,233	*
Health Care Technology — 6.0%
athenahealth Inc.	501,217	63,925,216	*
Medidata Solutions Inc.	1,288,248	90,563,835	*
Vocera Communications Inc.	1,211,237	42,042,036	*
Total Health Care Technology		196,531,087

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Life Sciences Tools & Services — 6.5%
Cambrex Corp.	750,218	$39,979,117	*
ICON PLC	752,064	103,844,997	*
Syneos Health Inc.	1,564,018	71,366,142	*
Total Life Sciences Tools & Services		215,190,256
Pharmaceuticals — 1.5%
Pacira Pharmaceuticals Inc.	992,046	48,501,129	*
Total Health Care		736,723,818
Industrials — 17.8%
Air Freight & Logistics — 2.8%
Forward Air Corp.	437,510	26,246,225
XPO Logistics Inc.	724,651	64,769,306	*(d)
Total Air Freight & Logistics		91,015,531
Building Products — 4.1%
Masonite International Corp.	639,627	35,428,940	*
Trex Co. Inc.	1,620,998	99,367,177	*
Total Building Products		134,796,117
Commercial Services & Supplies — 4.8%
Copart Inc.	1,954,872	95,612,789	*
US Ecology Inc.	894,835	62,575,812
Total Commercial Services & Supplies		158,188,601
Electrical Equipment — 0.7%
Bloom Energy Corp.	1,008,120	23,942,850
Machinery — 3.5%
IDEX Corp.	565,520	71,719,247
Tennant Co.	717,552	43,856,778
Total Machinery		115,576,025
Trading Companies & Distributors — 1.9%
H&E Equipment Services Inc.	1,733,621	41,762,930
MRC Global Inc.	1,409,290	22,309,060	*
Total Trading Companies & Distributors		64,071,990
Total Industrials		587,591,114
Information Technology — 27.7%
Communications Equipment — 1.4%
Casa Systems Inc.	1,292,987	18,619,013	*
Viavi Solutions Inc.	2,495,039	28,767,799	*
Total Communications Equipment		47,386,812
Electronic Equipment, Instruments & Components — 1.8%
MTS Systems Corp.	521,785	24,706,520

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2018 Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
nLight Inc.	758,720	$13,535,565	*
OSI Systems Inc.	331,350	22,916,166	*
Total Electronic Equipment, Instruments & Components		61,158,251
IT Services — 2.5%
Cardtronics PLC, Class A Shares	738,431	20,055,786	*
Wix.com Ltd.	634,882	61,805,763	*
Total IT Services		81,861,549
Semiconductors & Semiconductor Equipment — 3.6%
Inphi Corp.	1,031,131	32,996,192	*
Integrated Device Technology Inc.	551,159	25,799,753	*
Monolithic Power Systems Inc.	501,003	59,178,474
Total Semiconductors & Semiconductor Equipment		117,974,419
Software — 18.4%
Aspen Technology Inc.	701,437	59,544,987	*
Cornerstone OnDemand Inc.	1,290,390	63,551,707	*
DocuSign Inc.	703,432	29,501,938	*
Envestnet Inc.	783,403	40,752,624	*
ForeScout Technologies Inc.	583,352	16,065,514	*
Fortinet Inc.	1,029,846	84,632,744	*(d)
HubSpot Inc.	415,147	56,314,691	*
Imperva Inc.	654,147	36,207,036	*
MINDBODY Inc., Class A Shares	1,258,709	40,077,295	*
New Relic Inc.	509,426	45,466,271	*
Pluralsight Inc., Class A Shares	336,100	7,532,001	*
Qualys Inc.	844,910	60,191,388	*
SendGrid Inc.	289,840	10,526,989	*
Smartsheet Inc., Class A Shares	217,990	5,157,643	*
Varonis Systems Inc.	450,794	27,529,990	*
Yext Inc.	1,295,069	24,891,226	*
Total Software		607,944,044
Total Information Technology		916,325,075
Materials — 1.4%
Chemicals — 1.4%
Balchem Corp.	482,457	45,182,098
Real Estate — 0.2%
Real Estate Management & Development — 0.2%
Redfin Corp.	513,120	7,927,704	*
Total Investments before Short-Term Investments (Cost — $1,806,344,773)		3,161,068,473

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	15

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Small Cap Growth Fund

Security	Rate	Shares	Value
Short-Term Investments — 4.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $146,057,080)	1.995%	146,057,080	$146,057,080
Total Investments — 100.1% (Cost — $1,952,401,853)			3,307,125,553
Liabilities in Excess of Other Assets — (0.1)%			(3,977,402)
Total Net Assets — 100.0%			$3,303,148,151

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 8).

(d)	All or a portion of this security is pledged as collateral for written options.

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Fortinet Inc., Call	11/16/18	$90.00	2,080	$18,720,000	$303,680
XPO Logistics Inc., Call	11/16/18	120.00	815	9,780,000	4,075
Total Exchange-Traded Written Options (Premiums received — $557,366)					$307,755

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $1,952,401,853)	$3,307,125,553
Receivable for Fund shares sold	4,278,998
Receivable for securities sold	1,913,581
Dividends and interest receivable	615,011
Prepaid expenses	67,123
Total Assets	3,314,000,266

Liabilities:
Payable for Fund shares repurchased	5,464,011
Investment management fee payable	2,206,796
Payable for securities purchased	1,592,072
Written options, at value (premiums received — $557,366)	307,755
Service and/or distribution fees payable	277,698
Trustees’ fees payable	13,415
Accrued expenses	990,368
Total Liabilities	10,852,115
Total Net Assets	$3,303,148,151

Net Assets:
Par value (Note 7)	$841
Paid-in capital in excess of par value	1,565,356,820
Accumulated net investment loss	(16,132,088)
Accumulated net realized gain on investments and written options	398,949,267
Net unrealized appreciation on investments and written options	1,354,973,311
Total Net Assets	$3,303,148,151

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class 1	$3,882,343
Class A	$905,652,301
Class C	$36,204,278
Class FI	$12,566,099
Class R	$89,300,867
Class I	$1,079,163,860
Class IS	$1,176,378,403

Shares Outstanding:
Class 1	100,742
Class A	24,105,654
Class C	1,197,132
Class FI	332,469
Class R	2,439,497
Class I	26,912,322
Class IS	29,032,468

Net Asset Value:
Class 1 (and redemption price)	$38.54
Class A (and redemption price)	$37.57
Class C*	$30.24
Class FI (and redemption price)	$37.80
Class R (and redemption price)	$36.61
Class I (and redemption price)	$40.10
Class IS (and redemption price)	$40.52
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$39.86

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends	$11,320,044
Interest	1,329,885
Less: Foreign taxes withheld	(92,907)
Total Investment Income	12,557,022

Expenses:
Investment management fee (Note 2)	24,368,706
Transfer agent fees (Note 5)	3,199,132
Service and/or distribution fees (Notes 2 and 5)	3,139,212
Trustees’ fees	203,083
Registration fees	144,531
Fund accounting fees	140,720
Shareholder reports	74,697
Audit and tax fees	52,003
Insurance	35,172
Legal fees	31,643
Custody fees	19,189
Interest expense	8,463
Miscellaneous expenses	23,295
Total Expenses	31,439,846
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(297)
Net Expenses	31,439,549
Net Investment Loss	(18,882,527)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	421,635,396
Written options	2,843,276
Net Realized Gain	424,478,672
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	99,083,970
Written options	249,611
Change in Net Unrealized Appreciation (Depreciation)	99,333,581
Net Gain on Investments and Written Options	523,812,253
Increase in Net Assets From Operations	$504,929,726

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment loss	$(18,882,527)	$(17,912,002)
Net realized gain	424,478,672	108,139,730
Change in net unrealized appreciation (depreciation)	99,333,581	643,167,809
Increase in Net Assets From Operations	504,929,726	733,395,537

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(100,357,559)	(78,642,819)
Decrease in Net Assets From Distributions to Shareholders	(100,357,559)	(78,642,819)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	954,921,800	894,013,570
Reinvestment of distributions	87,842,032	68,470,369
Cost of shares repurchased	(1,108,246,304)	(1,318,968,112)
Decrease in Net Assets From Fund Share Transactions	(65,482,472)	(356,484,173)
Increase in Net Assets	339,089,695	298,268,545

Net Assets:
Beginning of year	2,964,058,456	2,665,789,911
End of year*	$3,303,148,151	$2,964,058,456
*Includes accumulated net investment loss of:	$(16,132,088)	$(15,907,111)

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$33.67	$26.69	$27.05	$28.51	$27.98

Income (loss) from operations:
Net investment loss	(0.21)	(0.20)	(0.16)	(0.16)	(0.17)
Net realized and unrealized gain (loss)	6.24	8.00	0.13	(0.20)	1.43
Total income (loss) from operations	6.03	7.80	(0.03)	(0.36)	1.26

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$38.54	$33.67	$26.69	$27.05	$28.51
Total return[2]	18.52%	29.81%	(0.13)%	(1.36)%	4.64%

Net assets, end of year (000s)	$3,882	$3,493	$2,929	$3,360	$3,740

Ratios to average net assets:
Gross expenses	0.93%	1.02%	1.05%	1.00%	1.20%
Net expenses[3]	0.93	1.02	1.05	1.00	1.20
Net investment loss	(0.54)	(0.65)	(0.60)	(0.56)	(0.63)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$32.93	$26.17	$26.59	$28.11	$27.61

Income (loss) from operations:
Net investment loss	(0.30)	(0.25)	(0.20)	(0.22)	(0.19)
Net realized and unrealized gain (loss)	6.10	7.83	0.11	(0.20)	1.42
Total income (loss) from operations	5.80	7.58	(0.09)	(0.42)	1.23

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$37.57	$32.93	$26.17	$26.59	$28.11
Total return[2]	18.23%	29.55%	(0.36)%	(1.60)%	4.59%

Net assets, end of year (millions)	$906	$844	$772	$1,029	$1,386

Ratios to average net assets:
Gross expenses	1.19%	1.23%	1.24%	1.24%	1.26%
Net expenses[3]	1.19 [4]	1.23 [4]	1.24	1.24	1.24 [4]
Net investment loss	(0.80)	(0.87)	(0.79)	(0.81)	(0.68)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Small Cap Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$26.91	$21.68	$22.23	$23.84	$23.70

Income (loss) from operations:
Net investment loss	(0.45)	(0.38)	(0.32)	(0.35)	(0.33)
Net realized and unrealized gain (loss)	4.94	6.43	0.10	(0.16)	1.20
Total income (loss) from operations	4.49	6.05	(0.22)	(0.51)	0.87

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$30.24	$26.91	$21.68	$22.23	$23.84
Total return[2]	17.40%	28.59%	(1.03)%	(2.29)%	3.81%

Net assets, end of year (000s)	$36,204	$38,332	$40,095	$52,659	$65,841

Ratios to average net assets:
Gross expenses	1.89%	1.94%	1.95%	1.95%	1.99%
Net expenses[3]	1.89 [4]	1.93 [4]	1.95	1.95	1.99
Net investment loss	(1.50)	(1.57)	(1.50)	(1.51)	(1.41)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$33.12	$26.31	$26.71	$28.23	$27.73

Income (loss) from operations:
Net investment loss	(0.30)	(0.25)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	6.14	7.88	0.12	(0.20)	1.43
Total income (loss) from operations	5.84	7.63	(0.07)	(0.42)	1.23

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$37.80	$33.12	$26.31	$26.71	$28.23
Total return[2]	18.24%	29.59%	(0.28)%	(1.60)%	4.61%

Net assets, end of year (000s)	$12,566	$13,412	$10,998	$11,971	$16,925

Ratios to average net assets:
Gross expenses	1.19%	1.19%	1.18%	1.21%	1.26%
Net expenses[3]	1.19	1.19	1.18	1.21	1.26 [4]
Net investment loss	(0.82)	(0.84)	(0.74)	(0.78)	(0.73)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Small Cap Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$32.21	$25.68	$26.15	$27.73	$27.31

Income (loss) from operations:
Net investment loss	(0.39)	(0.32)	(0.26)	(0.29)	(0.26)
Net realized and unrealized gain (loss)	5.95	7.67	0.12	(0.19)	1.41
Total income (loss) from operations	5.56	7.35	(0.14)	(0.48)	1.15

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$36.61	$32.21	$25.68	$26.15	$27.73
Total return[2]	17.88%	29.21%	(0.56)%	(1.85)%	4.34%

Net assets, end of year (000s)	$89,301	$80,620	$73,645	$92,794	$105,205

Ratios to average net assets:
Gross expenses	1.47%	1.49%	1.47%	1.49%	1.51%
Net expenses[3]	1.47 [4]	1.48 [4]	1.47	1.49	1.50 [4]
Net investment loss	(1.09)	(1.12)	(1.03)	(1.05)	(0.95)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$34.97	$27.67	$27.99	$29.44	$28.79

Income (loss) from operations:
Net investment loss	(0.20)	(0.17)	(0.12)	(0.14)	(0.11)
Net realized and unrealized gain (loss)	6.49	8.29	0.13	(0.21)	1.49
Total income (loss) from operations	6.29	8.12	0.01	(0.35)	1.38

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$40.10	$34.97	$27.67	$27.99	$29.44
Total return[2]	18.58%	29.91%	0.02%	(1.28)%	4.93%

Net assets, end of year (millions)	$1,079	$962	$1,214	$1,383	$1,619

Ratios to average net assets:
Gross expenses	0.90%	0.91%	0.90%	0.91%	0.91%
Net expenses[3]	0.90	0.91	0.90	0.91	0.91
Net investment loss	(0.51)	(0.55)	(0.46)	(0.47)	(0.37)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	ClearBridge Small Cap Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$35.29	$27.87	$28.16	$29.57	$28.88

Income (loss) from operations:
Net investment loss	(0.16)	(0.14)	(0.09)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	6.55	8.38	0.13	(0.21)	1.50
Total income (loss) from operations	6.39	8.24	0.04	(0.31)	1.42

Less distributions from:
Net realized gains	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)
Total distributions	(1.16)	(0.82)	(0.33)	(1.10)	(0.73)

Net asset value, end of year	$40.52	$35.29	$27.87	$28.16	$29.57
Total return[2]	18.70%	30.13%	0.13%	(1.14)%	5.06%

Net assets, end of year (millions)	$1,176	$1,022	$552	$588	$547

Ratios to average net assets:
Gross expenses	0.78%	0.79%	0.78%	0.78%	0.78%
Net expenses[3]	0.78	0.79	0.78	0.78	0.78
Net investment loss	(0.39)	(0.43)	(0.34)	(0.35)	(0.27)

Portfolio turnover rate	15%	10%	9%	14%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2018 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and certain categories of investors, with certain exceptions. For more information, please see the prospectus supplement dated August 22, 2018.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

28	ClearBridge Small Cap Growth Fund 2018 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the super-vision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Commit-tee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next avail-able market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Small Cap Growth Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Communication services	$96,847,901	—	$305,468	$97,153,369
Other common stocks	3,063,915,104	—	—	3,063,915,104
Total long-term investments	3,160,763,005	—	305,468	3,161,068,473
Short-term investments†	146,057,080	—	—	146,057,080
Total investments	$3,306,820,085	—	$305,468	$3,307,125,553

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$307,755	—	—	$307,755

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

30	ClearBridge Small Cap Growth Fund 2018 Annual Report

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by

ClearBridge Small Cap Growth Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

(i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2018, the Fund did not have any open over-the-counter derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from

32	ClearBridge Small Cap Growth Fund 2018 Annual Report

payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$18,657,550	$(18,715,405)	$57,855

(a)	Reclassifications are due to a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of distributions from certain securities.

ClearBridge Small Cap Growth Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund ’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.28%, 2.09%, 1.35%, 1.60%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $297.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

34	ClearBridge Small Cap Growth Fund 2018 Annual Report

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$50,624	—
CDSCs	230	$113

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$480,381,085
Sales	807,778,938

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Received	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,955,023,259	$1,442,488,106	$(90,385,812)	$1,352,102,294
Written options	(557,366)	278,735	(29,124)	249,611

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2018.

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$307,755

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

ClearBridge Small Cap Growth Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$2,843,276

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$249,611

During the year ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$529,687

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class 1	—		$6,184
Class A	$2,279,310	†	1,515,678
Class C	392,115	†	44,575
Class FI	33,455		22,991
Class R	434,332	†	173,504
Class I	—		1,362,294
Class IS	—		73,906
Total	$3,139,212		$3,199,132

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2018, the service and/or distribution fees reimbursed amounted to $190, $101 and $6 for Class A, Class C and Class R shares, respectively.

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$190
Class C	101
Class FI	—
Class R	6
Class I	—
Class IS	—
Total	$297

36	ClearBridge Small Cap Growth Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Realized Gains:
Class 1	$120,113	$89,287
Class A	29,336,452	23,694,957
Class C	1,627,337	1,468,143
Class FI	466,215	341,605
Class R	2,894,250	2,312,251
Class I	32,107,175	35,249,378
Class IS	33,806,017	15,487,198
Total	$100,357,559	$78,642,819

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	3,658	$120,113	3,161	$89,287
Shares repurchased	(6,664)	(251,102)	(9,153)	(273,437)
Net decrease	(3,006)	$(130,989)	(5,992)	$(184,150)

Class A
Shares sold	4,836,477	$184,333,006	4,115,286	$121,198,186
Shares issued on reinvestment	864,348	27,736,924	806,604	22,334,866
Shares repurchased	(7,237,197)	(264,716,435)	(8,780,144)	(256,574,196)
Net decrease	(1,536,372)	$(52,646,505)	(3,858,254)	$(113,041,144)

Class C
Shares sold	68,857	$2,052,168	86,549	$2,069,720
Shares issued on reinvestment	57,383	1,491,370	53,337	1,214,484
Shares repurchased	(353,364)	(10,371,457)	(565,380)	(13,646,544)
Net decrease	(227,124)	$(6,827,919)	(425,494)	$(10,362,340)

Class FI
Shares sold	135,591	$5,272,930	204,742	$6,217,954
Shares issued on reinvestment	14,443	466,215	12,270	341,605
Shares repurchased	(222,474)	(8,234,048)	(230,063)	(6,787,100)
Net decrease	(72,440)	$(2,494,903)	(13,051)	$(227,541)

ClearBridge Small Cap Growth Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class R
Shares sold	884,581	$33,240,648	437,053	$12,495,936
Shares issued on reinvestment	84,059	2,635,247	76,652	2,080,349
Shares repurchased	(1,032,452)	(37,077,619)	(878,603)	(25,118,317)
Net decrease	(63,812)	$(1,201,724)	(364,898)	$(10,542,032)

Class I
Shares sold	7,971,767	$321,664,494	7,203,836	$223,252,449
Shares issued on reinvestment	709,227	24,227,208	921,884	27,029,632
Shares repurchased	(9,273,814)	(359,252,898)	(24,508,081)	(749,345,319)
Net decrease	(592,820)	$(13,361,196)	(16,382,361)	$(499,063,238)

Class IS
Shares sold	9,834,181	$408,358,554	17,122,420	$528,779,325
Shares issued on reinvestment	903,856	31,164,955	520,479	15,380,146
Shares repurchased	(10,661,312)	(428,342,745)	(8,484,729)	(267,223,199)
Net increase	76,725	$11,180,764	9,158,170	$276,936,272

8. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 10/31/2018	Value Per Share	Percent of Net Assets
Turn Inc. (Escrow)	878,957	12/13	$1,292,367	$305,468	$0.35	0.01%

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Net long-term capital gains	$100,357,559	$78,642,819

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$401,570,673
Other book/tax temporary differences(a)	(16,132,088)
Unrealized appreciation (depreciation)(b)	1,352,351,905
Total accumulated earnings (losses) — net	$1,737,790,490

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

38	ClearBridge Small Cap Growth Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and

Shareholders of ClearBridge Small Cap Growth Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Small Cap Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended October 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

ClearBridge Small Cap Growth Fund 2018 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Small Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	ClearBridge Small Cap Growth Fund

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Small Cap Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

42	ClearBridge Small Cap Growth Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

ClearBridge Small Cap Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

44	ClearBridge Small Cap Growth Fund

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Small Cap Growth Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/6/2017
Payable date:	12/7/2017
Long-term capital gain dividend	$1.163280

Please retain this information for your records.

46	ClearBridge Small Cap Growth Fund

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to con-duct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 12/18 SR18 -3488

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $384,160 in October 31, 2017 and $404,744 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2017 and $31,693 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,930 in October 31, 2017 and $39,130 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2017 and $0 in October 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018